AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING:
PAGE OF PAGES	1 of 16
2. CONTRACT (Proc. Inst. Ident.) NO.	W911NF-08-C-0064
3. EFFECTIVE DATE	29 Aug 2008
4. REQUISITION/PURCHASE REQUEST/PROJECT NO.	54327CH8T206222
5. ISSUED BY — CODE W911NF	US ARMY RDECOM ACQ CTR - W911NF 4300 S. MIAMI BLVD DURHAM NC 27703
6. ADMINISTERED BY (If other than Item 5) — CODE S3101A	DCM SPRINGFIELD BLDG 1 ARDEC PICATINNY NJ 07806-5000
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)	MPHASE TECHNOLOGIES INC 150 CLOVE RD 11 FL NORWALK NJ 07424-2140
CODE	4ALV9
FACILITY CODE	
8. DELIVERY	[ ] FOB ORIGIN [X] OTHER (See below)
9. DISCOUNT FOR PROMPT PAYMENT	Net 30 Days
10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:	3 — ITEM Section G
11. SHIP TO/MARK FOR — CODE W36QYT	TRANSPORTATION OFFICE - W36QYT PR PROP BK ACCT DURHAM PO BOX 12211 RESEARCH TRIANGLE PARK NC 27709-2211
12. PAYMENT WILL BE MADE BY — CODE HQ0337	DFAS COLUMBUS-NORTH ENTITLEMENT OPERATIONS P.O. BOX 182266 COLUMBUS OH 43218-2266
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )
14. ACCOUNTING AND APPROPRIATION DATA	See Schedule

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				
				15G. TOTAL AMOUNT OF CONTRACT	$374,800.00

16. TABLE OF CONTENTS

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ______ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)	Ronald A. Durando CEO
20A. NAME OF CONTRACTING OFFICER	Leroy R. Hardy Jr. / KO
TEL:	
19B. NAME OF CONTRACTOR	BY [signature] (Signature of person authorized to sign)
19C. DATE SIGNED	08/26/08
20B. UNITED STATES OF AMERICA	BY [signature] (Signature of Contracting Officer)
20C. DATE SIGNED	29 Aug 08